SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934




Date of Report:  March 26, 2001
-------------------------------
(Date of earliest event reported)



                    Credit Suisse First Boston Mortgage Securities Corp.
                    ----------------------------------------------------
                   (Exact name of registrant as specified in its charter)



         Delaware                   333-37616                 13-3320910
--------------------------------------------------------------------------------
      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)



                11 Madison Avenue, New York, New York 10010-3629
--------------------------------------------------------------------------------
                     Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 325-3629

ITEM 5.  OTHER EVENTS.

            Attached as Exhibit 99.1 to this Current Report is a collateral term sheet (the "Collateral Term Sheet") in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2001-CF2 (the "Certificates"). The Collateral Term Sheet filed hereby corrects errors contained in the collateral term sheet filed with the Current Report dated March 23, 2001 and supercedes such report in its entirety. The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-53012) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement.

            Any statement or information contained in the Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits

             Exhibit No.              Description
             -----------              -----------
              99.1                    Collateral Term Sheet

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                    CREDIT SUISSE FIRST BOSTON
                                    MORTGAGE SECURITIES CORP.


                                   By: /s/  Debra Huddleston
                                      ----------------------------------
                                      Name:  Debra Huddleston
                                      Title: Vice President

Date:  March 26, 2001

                                  EXHIBIT INDEX
                                  -------------





  Exhibit No.               Description             Paper (P) or Electronic (E)
  -----------               -----------             ---------------------------

      99.1             Collateral Term Sheet                   E